SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway

Minneapolis,  Minnesota 55432

(Address of Principal Executive Offices and Zip Code)

(763)  514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                      Results of Operations and Financial Condition

On November 17, 2004, Medtronic, Inc. issued a press release announcing its 2005 second quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.     Financial Statements and Exhibits.

(a)                                  Financial statements:   None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

Exhibit  99.1         Press release dated November 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Gary L. Ellis
Date: November 17, 2004		Gary L. Ellis
Vice President, Corporate Controller & Treasurer

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit Number	Description
99.1	Press release dated November 17, 2004